EXHIBIT 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, George Z. Moratis, Executive Vice President and Chief Accounting Officer (principal financial and accounting officer) of InPhonic, Inc. (the “Registrant”), certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-K, as amended for the period ended December 31, 2006 of the Registrant (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ GEORGE Z. MORATIS
Name:	George Z. Moratis
Date:	May 31, 2007